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                                                                EXHIBIT NO. 23.1


                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below of our report dated February, 1997, with respect to the consolidated financial statements of Amalgamated Beverages Great Britain Limited included in this Form 8-K.

 . Registration Statement No. 33-18039 on Form S-8, as amended, dated October 21,
  1987 and related Prospectus

 . Registration Statement No. 33-18495 on Form S-8 as amended, dated November 13,
  1987 and related Prospectus

 . Registration Statement No. 33-38771 on Form S-8 dated January 31, 1991 and related Prospectus

 . Registration Statement No. 33-44448 on Form S-8 dated December 18, 1991 and related Prospectus

 . Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992 and related Prospectus

 . Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994 and related Prospectus

 . Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994 and related Prospectus

 . Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994 and related Prospectus

 . Registration Statement No. 33-53225 on Form S-8 dated April 22, 1994 and related Prospectus

 . Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994 and related Prospectus

 . Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994 and related Prospectus

 . Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994 and related Prospectus

 . Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994 and related Prospectus

 . Registration Statement No. 33-58695 on Form S-8, as amended, dated May 18,
  1995 and related Prospectus

 . Registration Statement No. 33-58697 on Form S-8, as amended, dated May 18,
  1995 and related Prospectus

 . Registration Statement No. 33-58699 on Form S-8, as amended, dated May 18,
  1995 and related Prospectus

 . Registration Statement No. 33-62757 on Form S-3, as amended, dated
  November 14, 1995 and related Prospectus

 . Registration Statement No. 33-65257 on Form S-8 dated December 21, 1995 and related Prospectus

 . Registration Statement No. 33-65261 on Form S-8 dated December 21, 1995 and related Prospectus

 . Registration Statement No. 33-65413 on Form S-8 dated December 27, 1995 and related Prospectus

 . Registration Statement No. 333-18569 on Form S-3 dated December 23, 1996 and related Prospectus


/s/ ARTHUR ANDERSEN

London, England

March 4, 1997